UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 28, 2005

NEW CENTURY FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32314	56-2451736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 440-7030

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On February 28, 2005, New Century Mortgage Corporation, an indirect wholly owned subsidiary of the registrant (“NCMC”), NC Capital Corporation, a direct wholly owned subsidiary of NCMC (“NC Capital”), New Century Credit Corporation, a direct wholly owned subsidiary of the registrant (“NCCC”), NC Residual II Corporation, a direct wholly owned subsidiary of NC Capital (“NCRII”), and Morgan Stanley Bank and Morgan Stanley Mortgage Capital Inc. (collectively, “Morgan Stanley”), entered into Amendment No. 2 (the “Morgan Stanley Amendment”) to the Third Amended and Restated Master Loan and Security Agreement, dated as of October 1, 2004, as amended (the “Morgan Stanley Master Loan and Security Agreement”). The purpose of the Morgan Stanley Amendment was to amend the Morgan Stanley Master Loan and Security Agreement to extend the termination date from February 28, 2005 to March 4, 2005. The Morgan Stanley Amendment is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

On March 1, 2005, NCMC, NC Capital, NCCC and NCRII entered into a $2 billion Master Loan and Security Agreement (the “Concord Master Loan and Security Agreement”) with Morgan Stanley and Concord Minutemen Capital Company, LLC (“Concord”). The Concord Master Loan and Security Agreement expires on February 28, 2007. In addition, the registrant entered into a Guaranty (the “Guaranty”) in favor of Morgan Stanley and Concord with respect to the Concord Master Loan and Security Agreement. The Concord Master Loan and Security Agreement and the Guaranty are filed as Exhibits 10.2 and 10.3, respectively, to this Current Report and are incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description of Exhibit
10.1	Amendment No. 2 to the Third Amended and Restated Master Loan and Security Agreement, dated as of February 28, 2005, by and among NC Capital Corporation, New Century Credit Corporation, NC Residual II Corporation, New Century Mortgage Corporation, Morgan Stanley Bank and Morgan Stanley Mortgage Capital Inc.

10.2	Master Loan and Security Agreement, dated as of March 1, 2005, by and among NC Capital Corporation, New Century Credit Corporation, NC Residual II Corporation, New Century Mortgage Corporation, Morgan Stanley Bank, Morgan Stanley Mortgage Capital Inc. and Concord Minutemen Capital Company, LLC.

10.3	Guaranty dated as of March 1, 2005, by New Century Financial Corporation in favor of Morgan Stanley Bank, Morgan Stanley Mortgage Capital Inc. and Concord Minutemen Capital Company, LLC.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY FINANCIAL CORPORATION

March 3, 2005	By:	/s/ Robert K. Cole
Robert K. Cole
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Amendment No. 2 to the Third Amended and Restated Master Loan and Security Agreement, dated as of February 28, 2005, by and among NC Capital Corporation, New Century Credit Corporation, NC Residual II Corporation, New Century Mortgage Corporation, Morgan Stanley Bank and Morgan Stanley Mortgage Capital Inc.

10.2	Master Loan and Security Agreement, dated as of March 1, 2005, by and among NC Capital Corporation, New Century Credit Corporation, NC Residual II Corporation, New Century Mortgage Corporation, Morgan Stanley Bank, Morgan Stanley Mortgage Capital Inc. and Concord Minutemen Capital Company, LLC.

10.3	Guaranty dated as of March 1, 2005, by New Century Financial Corporation in favor of Morgan Stanley Bank, Morgan Stanley Mortgage Capital Inc. and Concord Minutemen Capital Company, LLC.